UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2014

NITRO PETROLEUM INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

624 W. Independence Suite 101
Shawnee, OK	74804
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:  405-273-9119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

            THIS REVISED AND UPDATED CURRENT REPORT ON FORM 8-K REFLECTS THE STATUS ON AUGUST 28, 2014, OF THE ACQUISITION BY THE REGISTRANT OF NITRO PETROLEUM INCORPORATED

Item 1.01. Entry Into a Material Definitive Agreement.

On August 7, 2014, the Registrant entered into a letter agreement in principle with Core Resource Management, Inc., a reporting company whose common stock is traded on the QB Tier of the U.S. OTC Markets and is quoted under the symbol “CRMI” ("Core"), to acquire all of the outstanding common stock of Nitro through the merger of a wholly-owned subsidiary of Core with and into Nitro.  Subsequently, on August 28, 2014, the Registrant and Core, together with Core Resource Management Holding Co. (“CRMI-H”), the wholly-owned subsidiary of Core, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, CRMI-H will merge with and into the Registrant (the “Merger”), with the Registrant becoming a wholly-owned subsidiary of Core.

Upon the consummation of the Merger, based on the number of shares of the Registrant's common stock outstanding on August 28, 2014, each outstanding share of the Registrant's common stock (other than shares held by those stockholders of the Registrant properly exercising dissenters’ rights) would be converted into .0952 shares of Core's common stock. (Ratio 10.5 to 1) The number of shares of Core's common stock that may actually be issued with respect to a share of the Registrant's common stock may be modified in the event additional shares of the Registrant's common stock are issued prior to the consummation of the Merger. Stockholders of the Registrant will receive cash in lieu of fractional shares of Core.  Core is required to file an S-4 registration statement with the Securities and Exchange Commission to register all shares of common stock issuable to the the Registrant's stockholders upon consummation of the Merger. The Merger is subject to the approval of the Registrant’s stockholders.

Item 9.01.  Financial Statements And Exhibits.

(c)            Exhibits.  The following exhibit has been filed as a part of this Current Report:

Exhibit Number	Description of Exhibit

10.1	Letter agreement in principle dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.2	Letter agreement regarding exclusivity dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.3	Agreement and Plan of Merger between Core Resource Management, Inc., Core Resource Management Holdings Co. and Nitro Petroleum, Inc. dated as of August 28, 2014. **
___________________
*     Previously Filed
**   Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITRO PETROLEUM INCORPORATED

By:	/s/ James G. Borem
Its:	President

DATED:  September 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter agreement in principle dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.2	Letter agreement regarding exclusivity dated August 7, 2014, by and between Core Resource Management, Inc. and Nitro Petroleum Incorporated. *

10.3	Agreement and Plan of Merger between Core Resource Management, Inc., Core Resource Management Holdings Co. and Nitro Petroleum, Inc. dated as of August 28, 2014. **
___________________
*     Previously Filed
**   Filed Herewith